Exhibit 32.1

SRM ENTERTAINMENT INC.

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Richard Miller, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that this Amendment No. 1 to the Annual Report of SRM Entertainment, Inc. on Form 10-K/A for the fiscal year ended December 31, 2023, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Annual Report on Form 10-K as amended fairly presents, in all material respects, the financial condition and results of operations of SRM Entertainment, Inc.

Date: December 18, 2024

/s/ Richard Miller

Richard Miller,
Chief Executive Officer and Principal Executive Officer